BARCLAYS GLOBAL INVESTORS FUNDS

Supplement, dated May 1, 2009, to the Prospectuses, dated May 1, 2009,

for all classes of Government Money Market Fund

Treasury Money Market Fund

Prime Money Market Fund

Institutional Money Market Fund

(excluding Aon Captives Shares and SL Agency Shares)

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, each Prospectus.

Government Money Market Fund and Treasury Money Market Fund:

Effective immediately after net asset valuation on Monday, December 22, 2008, the Treasury Money Market Fund and the Government Money Market Fund (each, a “Closed Fund”) ceased to accept new or additional investments until further notice, with the following exceptions:

•	Investments made pursuant to an automatic investment program (operated through the Administrator or a Shareholder Servicing Agent) entered into on or before December 22, 2008 may continue.

•	Cash sweep investments made pursuant to sweep instructions (operated through the Administrator or a Shareholder Servicing Agent) in place on or before December 22, 2008 may continue.

•	Existing shareholders may add to their accounts through reinvestment of distributions.

•	Participants in retirement plans which use a Closed Fund as an investment may continue to do so.

•	Investments will continue to be permitted for investment companies advised by BGFA and investment clients of its affiliates.

Each Closed Fund reserves the right to make additional exceptions or otherwise modify the foregoing policy at any time and to reject any investment for any reason.

BGF-A-MMF4-0509

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE